SECURITIES AND EXCHANGE COMMISSION

		     Washington, D.C.  20549



			    FORM 8-K



			 CURRENT REPORT
	     Pursuant to Section 13 or 15(d) of the
		 Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):

			March 15, 1999

		     FINGERHUT MASTER TRUST
		   FINGERHUT RECEIVABLES, INC.
	   (Originator of the Fingerhut Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware                 033-77780            41-1783128
(State of Incorporation) (Commission File Number) (IRS Employer
                                          						  Identification No.)



   4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
	    (Address of principal executive offices)

			 (612) 936-5035
      (Registrant's telephone number, including area code)







		   FINGERHUT RECEIVABLES, INC.

		   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

	   Ex.      20.a          Series     1998-1      February
	   Certificateholders' Statement

	   Ex.      20.b          Series     1998-2      February
	   Certificateholders' Statement

			    SIGNATURE


	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				     FINGERHUT RECEIVABLES, INC.



				     By  /s/Brian M. Szames
       					 Brian M. Szames
				       	 President and Treasurer




Dated:  March 15, 1999